UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2011

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 602-244-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by ON Semiconductor Corporation (“ON”) with the Securities and Exchange Commission (“SEC”) on January 6, 2011 (“January Form 8-K”). The January Form 8-K reported under Item 2.01 that ON had completed the acquisition on January 1, 2011 of SANYO Semiconductor Co., Ltd. (“SANYO Semiconductor”), a subsidiary of SANYO Electric Co., Ltd. (“SANYO Electric”), and certain other assets related to SANYO Electric’s semiconductor business. The acquisition was pursuant to a purchase agreement (the “Original Agreement”) entered into as of July 15, 2010 by and among ON, Semiconductor Components Industries, LLC, a wholly owned subsidiary of ON (“SCI”) and SANYO Electric, as amended pursuant to Amendment No. 1 to Purchase Agreement entered into as of November 30, 2010 by and among the same parties (the “Amendment” and, together with the Original Agreement, the “Purchase Agreement”).

The description of the Original Agreement and the Amendment found in this Form 8-K/A are not intended to complete and are qualified in their entirety by reference to the Original Agreement and the Amendment. The Original Agreement and Amendment were both either attached to or incorporated by reference into the January Form 8-K.

This Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the January Form 8-K are being made by this Form 8-K/A. The information previously reported in or filed with the January Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

The audited combined basis financial statements of SANYO Semiconductor for the years ended March 31, 2010 and 2009, and accompanying notes, are attached hereto as Exhibit 99.1 and are incorporated by reference into this Form 8-K/A.

The unaudited condensed combined basis interim financial statements of SANYO Semiconductor for the six months ended September 30, 2010 and September 30, 2009, and accompanying notes, are attached hereto as Exhibit 99.2 and are incorporated by reference into this Form 8-K/A.

(b)(1) Pro Forma Financial Information.

The pro forma condensed combined balance sheet as of October 1, 2010 and the pro forma condensed combined statements of operations for the year ended December 31, 2009 and for the nine months ended October 1, 2010, and accompanying notes, are attached hereto as Exhibit 99.3 and are incorporated by reference into this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG AZSA LLC, Independent Auditors for Sanyo Semiconductor Co., Ltd. for the years ended March 31, 2010 and 2009.

99.1	Audited combined basis financial statements of SANYO Semiconductor Co., Ltd. for the years ended March 31, 2010 and 2009 and notes thereto.

99.2	Unaudited condensed combined basis interim financial statements of SANYO Semiconductor Co., Ltd. for the six months ended September 30, 2010 and September 30, 2009, and notes thereto.

99.3	Pro forma condensed combined balance sheet as of October 1, 2010 and the pro forma condensed combined statements of operations for the year ended December 31, 2009 and for the nine months ended October 1, 2010, and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON Semiconductor Corporation

Date: March 11, 2011	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG AZSA LLC, Independent Auditors for SANYO Semiconductor Co., Ltd. for the years ended March 31, 2010 and 2009.

99.1	Audited combined basis financial statements of SANYO Semiconductor Co., Ltd. for the years ended March 31, 2010 and 2009 and notes thereto.

99.2	Unaudited condensed combined basis interim financial statements of SANYO Semiconductor Co., Ltd. for the six months ended September 30, 2010 and September 30, 2009, and notes thereto.

99.3	Pro forma condensed combined balance sheet as of October 1, 2010 and the pro forma condensed combined statements of operations for the year ended December 31, 2009 and for the nine months ended October 1, 2010, and notes thereto.